SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 8, 2007

AMEREX GROUP, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-09735	20-4898182
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 N. Peoria

Tulsa, Oklahoma 74116

(Address of principal executive offices, including zip code)

(918) 858-1050

(Registrant's telephone number, including area code)

AIRGUIDE, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule

ITEM 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal

Year

On January 2, 2007, the Company approved a change in the Company’s fiscal year from June 30th to December 31st. The purpose of the change is to improve comparability of fiscal years between the company and its subsidiaries. As a result of the change, the company will file a 10-K for the transitional period.

The Company filed a Certificate of Amendment, on January 8, 2007,  with the Oklahoma Secretary of State in order to change its name from Airguide, Inc. to Amerex Group, Inc. The name change is effective January 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEREX GROUP, INC.

Dated: January 8, 2007.	By:	/s/ Nicholas Malino
	Name:	Nicholas Malino
	Title:	Chief Executive Officer